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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 1, 2003
                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                           DELAWARE                             1-13692                               23-278918

 (STATE OR OTHER JURISDICTION OF INCORPORATION)        (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NO.)
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                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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AmeriGas Partners, L.P.                                          Form 8-K/A
Page 2                                                           October 1, 2003







      The undersigned registrant amends the following item of its filed Current Report on Form 8-K dated October 1, 2003 to provide historical financial statements for the Integrated Propane Business of WHM Emprises, Inc., the predecessor entity of Horizon Propane LLC, and to provide pro forma financial information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

  (a) Financial Statements of Businesses Acquired.

      The combined financial statements of the Integrated Propane Business of WHM Emprises, Inc. as of June 30, 2003, and the related combined statements of operations and changes in accumulated deficit and cash flows for the year then ended, together with the report of Plante & Moran, PLLC with respect thereto, are included as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

  (b) Pro Forma Financial Information.

      The unaudited pro forma condensed combined financial statements of AmeriGas Partners, L.P. and Horizon Propane LLC (formerly, the Integrated Propane Business of WHM Emprises, Inc.) as of June 30, 2003 and for the twelve months ended June 30, 2003, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

  (c) Exhibits.

      23 Consent of Plante & Moran, PLLC

      99.1 Financial Statements of Integrated Propane Business of WHM Emprises, Inc., the predecessor entity of Horizon Propane LLC

      99.2 Pro Forma Financial Information
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AmeriGas Partners, L.P.                                          Form 8-K/A
Page 3                                                           October 1, 2003



                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERIGAS PARTNERS, L.P.
                                          By:         AmeriGas Propane, Inc.,
                                                      its General Partner
                                                      (REGISTRANT)


                                          By:         /s/ Martha B. Lindsay
                                                      --------------------------
                                                      Martha B. Lindsay
                                                      Vice President - Finance &
                                                      Chief Financial Officer


Date:  December 12, 2003
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                                  Exhibit Index

23    Consent of Plante & Moran PLLC

99.1 Financial Statements of Integrated Propane Business of WHM Emprises, Inc., the predecessor entity of Horizon Propane LLC

99.2  Pro Forma Financial Information